SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2003


                          Indian River Banking Company
             (Exact name of registrant as specified in its charter)
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

                            Florida                                                   59-2931518
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)

                958 20th Place, Vero Beach, FL                                          32960
           (Address of principal executive offices)                                   (Zip Code)


        Registrant's telephone number, including area code: 772.569.9200



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Item 5. Other Items.

         On April 9, 2003, Indian River Banking Company issued the press release attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits:

Exhibit No.                   Description
-----------                   -----------

99.1              Press Release, dated April 9, 2003.

Item 12.  Results of Operations and Financial Condition.

         On April 9, 2003, Indian River Banking Company issued the press release attached as Exhibit 99.1.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 INDIAN RIVER BANKING COMPANY

                                                 By: /s/ Paul A. Beindorf
                                                     ---------------------------
                                                     Paul A. Beindorf, President


Dated: April 9, 2003